UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): September 29, 2004

ARGON ST, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250

(Commission File No.)	(I.R.S. Employer Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia 22033

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703)322-0881

Sensytech, Inc.

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            [   ] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARGON ST, INC. AND SUBSIDIARIES

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

      Effective September 29, 2004, Argon Engineering Associates, Inc., a Virginia corporation (“Argon Engineering”) merged with and into ST Acquisition Corp., a Virginia corporation and a wholly-owned subsidiary of the Registrant (such transaction, the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of June 7, 2004 (the “Merger Agreement”). As a result of the Merger, each outstanding share of common stock of Argon Engineering was converted into two shares of the common stock, par value $.01 per share, of the Registrant. The Merger Agreement and the press release announcing the closing of the Merger are filed as exhibits hereto and are incorporated herein by reference.

      The Registrant’s proxy statement/prospectus, dated September 7, 2004 (the “Proxy Statement/Prospectus”), contained in its Registration Statement on Form S-4 (Registration No. 333-112967), sets forth certain information regarding the Merger, including the date and manner of the Merger, the nature and amount of the consideration paid by the Registrant, the nature of any material relationships between Argon Engineering and the Registrant or any officer or director of the Registrant or any associate of such officer or director, the nature of Argon Engineering’s business and other information with respect to the Registrant and Argon Engineering. The Proxy Statement/Prospectus is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 5.01. Changes in Control of Registrant.

      There has been a change in the identity of the majority of the Directors on the Board of Directors of the Registrant. The material in Item 5.02 below is incorporated herein by reference.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Changes in Directors, Principal Officers. In connection with the merger of Registrant with Argon Engineering Associates, Inc. (“the Merger”) the following directors resigned as of September 29, 2004, the date of the consummation of the Merger: S.R Perrino, Charles W. Bernard, Philip H. Power and John D. Sanders. On September 30, 2004, S. Kent Rockwell was replaced as Chairman and Chief Executive of the Registrant in connection with the reorganization of the Registrant after the Merger.

(c)	Appointment of Principal Officers. On September 30, 2004, the Board of Directors as part of the reorganization of the Registrant after the Merger, appointed Terry Collins as Chairman and Chief Executive Officer. Mr. Collins was one of the three original founders of Argon Engineering Associates, Inc. in 1997. He has served as Chairman of the Board and Chief Executive Officer of Argon since its inception. From 1995 until 1997 he was the General Manager of the Falls Church division of Raytheon E-Systems. From 1989 until 1995 Mr. Collins was President of Engineering Research Associates, a wholly owned subsidiary of E-Systems Corporation. Mr. Collins served as the senior member of the engineering management team at Engineering Research Associates from 1979 until its acquisition by E-Systems Corporation in 1989.

(d)	Election of Directors. On September 30, 2004, the Board of Directors, in connection with the reorganization of the Registrant after the Merger, elected the following persons as directors: Terry L. Collins, Ph.D., Victor F. Sellier, Thomas E. Murdock, Delores M. Etter, Ph.D., David C. Karlgaard, Ph.D., Peter A. Marino and Robert McCashin. Mr. Karlgaard and McCashin are members of the Audit Committee. Mr. Marino, Mr. McCashin and Ms. Etter are members of the Compensation/Stock Option Committee. Mr. Marino and Ms. Etter are members of the Corporate Governance and Nominating Committee. Mr. Collins, Mr. Sellier and Mr. Murdock are executive officers of the Registrant. It is anticipated that their annual salaries will be
$ 295,360 and $ 280,000 and $ 280,000 respectively.

ITEM 8.01. Other Events

On September 29, 2004, the Registrant issued a press release announcing the completion of the previously announced merger of Argon Engineering Associates, Inc. and the Registrant. The stockholders of Argon Engineering Associates, Inc. and the Registrant separately took the necessary action required to complete the merger at special meetings held on September 28, 2004. The Registrant’s press release with respect to the completion of the Merger is attached as Exhibit 99.1.

On September 29, 2004, the Registrant filed an amendment to its amended and restated certificate of incorporation changing its name from Sensytech, Inc. to ARGON ST, Inc.

ITEM 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

      Balance sheets of Argon Engineering as of June 27, 2004 and September 30, 2003 and 2002, related statements of earnings and cash flows for the fiscal years ended September 30, 2003, 2002 and 2001 and the nine months ended June 27, 2004 and June 29, 2003, and related statements of stockholders’ equity for the fiscal years ended September 30, 2003, 2002 and 2001 and the nine months ended June 27, 2004 have been filed in the Proxy Statement/ Prospectus dated September 7, 2004, included in the Registrant’s registration statement on Form S-4 (Registration No. 333-117430).

      A Report of Independent Registered Public Accounting Firm to the Board of Directors of Argon Engineering, dated July 1, 2004 (except for note 15 to Argon Engineering’s financial statements included in the Proxy Statement/Prospectus, as to which the date is August 31, 2004) has been filed under the caption “Report of Independent Registered Public Accounting Firm” in the Proxy Statement/Prospectus dated September 7, 2004 , included in the Registrant’s registration statement on Form S-4 (Registration No. 333-117430).

      To the extent that additional financial statements and registered independent accounting firms’ reports are required to be filed by this item, they will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

     (b) Pro forma financial information.

      An unaudited pro forma condensed combined consolidated balance sheet at June 30, 2004 and unaudited pro forma condensed combined consolidated statements of earnings for the fiscal year ended September 30, 2003 and the nine months ended June 30, 2004 have been filed in the Proxy Statement/Prospectus dated September 7, 2004, included in the Registrant’s registration statement on Form S-4 (Registration No. 333-117430).

      To the extent that additional pro forma information is required to be filed by this item, it will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

     (c) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 7, 2004, between Sensytech, Inc. and Argon Engineering Associates, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Registration Statement on Form S-4 (Registration No. 333-117430) filed July 16, 2004.

3.1	Amendment to Certificate of Incorporation

99.1	Press Release, dated September 29, 2004, issued by ARGON ST, Inc.

99.2	Proxy statement/prospectus of the Registrant, dated September 7, 2004 (incorporated by reference to the Registrant’s joint proxy statement/prospectus filed pursuant to Rule 424(b)(3) on September 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

ARGON ST, Inc.
October 5, 2004	By:	/s/ Donald F. Fultz
Donald F. Fultz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Certificate of Incorporation

99.1	Press Release, dated September 29, 2004 issued by ARGON ST, Inc.